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                                                                    EXHIBIT 99.6


                        CROWN CORK & SEAL COMPANY, INC.

                             Officers' Certificate
                             ---------------------

     The undersigned, Craig R.L. Calle, the duly qualified and elected Senior Vice President-Finance and Treasurer of Crown Cork & Seal Company, Inc., a Pennsylvania corporation (the "Company"), and William T. Gallagher, the duly qualified and elected Assistant Secretary and Assistant General Counsel of the Company, pursuant to the authority granted by the Board of Directors of the Company on December 12, 1996, in accordance with Section 3.01 of the Indenture, dated as of December 17, 1996, among the Company, Crown Cork & Seal Finance PLC, a public limited company organized under the laws of England and Wales, Crown Cork & Seal Finance S.A., a societe anonyme organized under the laws of the Republic of France, and The Bank of New York, as trustee (the "Indenture"), hereby certify as follows:

          1. The title of the Securities to be issued by the Company is the 7-3/8% Debentures Due 2026 (the "Debentures").

          2. The aggregate principal amount of Debentures which may be authenticated and delivered under the Indenture is U.S. $350,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, the Debentures pursuant to Sections 3.04, 3.05, 3.06, 9.06,
               11.07 or 11.10 of the Indenture).

          3. The principal of the Debentures shall be payable on December 15, 2026.

          4. The Debentures shall bear interest from December 17, 1996, their date of issue, at the annual rate of 7-3/8%. Interest shall be payable semi-annually on December 15 and June 15 of each year, commencing June 15, 1997, to holders of record on the preceding December 1 or June 1, as the case may be.

          5. The place for payment of principal of and interest on the Debentures and surrender for exchange of the Debentures shall be as specified in the Debentures.

          6. The Debentures shall be subject to redemption at the option of the Company prior to maturity pursuant to Section 11.09 of the Indenture, at a rate equal to the Treasury Rate plus 15 basis points.

          7. The Company shall not be obligated to redeem or purchase the Debentures pursuant to any sinking fund or at the option of the holder thereof.
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          8.   The Debentures shall be subject to the Events of Default set forth in Section 5.01 of the Indenture, to the covenants of the Company set forth in Article X of the Indenture, and to the provisions of Section 10.12 of the Indenture.

          9. The Notes shall be issued in permanent form to the Depository Trust Company ("DTC") or its nominee, as Depositary, in the form of two Global Securities (as defined in the Indenture and pursuant to Section 3.11 thereof) in the amount of $200,000,000 and $150,000,000, respectively, and without interest coupons. Beneficial interests in the Notes will trade in the DTC's Same-Day Funds Settlement System. Upon the written instructions of the Company, the Depositary for such Global Securities will surrender the Global Securities in exchange in whole or in part for Securities in definitive form.

          10. The provisions of Section 4.01 relating to the satisfaction and discharge of Securities of any series shall apply to the Debentures.

          Capitalized terms not otherwise defined herein have the meanings set forth in the Indenture.
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          IN WITNESS WHEREOF, I have affixed my signature hereto this 17th day of December, 1996.


                                    /s/Craig R.L. Calle
                                    ----------------------------
                                    Craig R.L. Calle
                                    Senior Vice President - Finance
                                    and Treasurer

                                    /s/William T. Gallagher
                                    -------------------------
                                    William T. Gallagher
                                    Assistant Secretary and
                                    Assistant General Counsel